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Mutual Funds: A 20th Century Phenomenon
Henry Ford's factory-produced, low-priced Model T automobile gave Americans freedom to roam, and the 19th Amendment gave women the right to vote. But, perhaps no event in the 20th Century did more to democratize the nation than the creation of mutual funds. Now, in buying individual shares of an investment company that held a portfolio of securities, the average American could have a real stake in the country's economy. Even the smallest investors could enjoy a serious slice of the American pie.

The concept of pooling individual monies to create an investment vehicle was often used in 19th century Europe by trade guilds and other labor-related groups. It was not until this century, however, that the concept appeared in the United States. Here, Lindner Asset Management offers some highlights in the history of mutual funds, a uniquely 20th century phenomenon.

1924
A few closed-end funds with assets totaling less than $10 million had been created. Edward G. Leffler creates the Massachusetts Investors Trust, the world's first true, open-end mutual fund. Within one year, the Trust has 200 shareholders and $392,000 in assets (about $4 million in 1999 dollars).

1928
The first no-load fund is established by Scudder, Stevens & Clark of Boston; shareowners will pay no "entry fees" for their investment.

1929
By now there are 21 mutual funds established with approximately $134 million in assets (more than $1.3 billion in 1999 dollars). But, the Great Depression set off by the stock market crash in October in this year spells t-r-o-u-b-l-e ahead for every sector of the nation's economy, including investing.

1933
As part of the broad bundle of investor protection measures adopted by the Congress, The Securities Act of 1933 requires that prospectuses used in selling mutual fund shares to investors must clearly disclose "risks" that may be involved.

1940
Unsavory practices in the mutual fund industry prompt Congress to take action. The Investment Company Act imposes numerous controls, but Congress fails to enact a provision that would have capped individual funds at $150 million. Opponents argued successfully that no fund would ever get that large!

1951
The number of mutual fund shareowners reaches a new record - one million. There are now more than 100 funds on the market. This decade sees the rise of industry-specific funds, such as the Atomic Development Fund, The Television-Electronics Fund and the Missiles-Rockets-Jets & Automation Fund.

1960
As the decade begins there are 155 funds with $15.8 billion in assets.

1967
Funds return a record 62% this year, but it's later discovered that some funds actually employed "creative" accounting techniques. Still, it was a great year for investors.

1971
The first money market portfolio, The Reserve Fund, arrives on the scene.

1975
401(k) plans, retirement savings programs through which millions of Americans purchase mutual fund shares, are born. The landmark legislation that created "ERISA," the Employee Retirement Income Security Act, will pay huge dividends for individual investors and for the economy in the years ahead. Individual Retirement Accounts (IRA), another popular mutual fund investment vehicle, are made possible by the Act.

1988
High-yielding "junk bond" funds are all the rage, but the demise of major player Michael Milken and the firm of Drexel Burnham, act to reduce their popularity.

1990
In the home stretch for the 20th century, there are 2,917 mutual funds with $982 billion in assets.

1999
As the 20th Century draws to a close, the decade of the 1990's unbelievable economic recovery, the focus of baby boomers on retirement savings, and a plethora of mutual fund choices spur the industry. The Investment Company Institute estimates that some 80 million Americans own more than three-quarters of the $6 trillion-plus assets in today's mutual funds.

This was first published in the
Lindner Winter 2000 (link)Newsletter. (footer images)